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                                                   STATE OF CALIFORNIA
                                    CERTIFICATE OF LIMITED PARTNERSHIP - FORM LP-1
                           IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE COMPLETING THIS FORM


  This Certificate is presented for filing pursuant to Chapter 3, Article 2, Section 15621, California Corporations Code.

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1.  NAME OF LIMITED PARTNERSHIP

        Petco Southwest, L.P.
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2.  STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE           3.  CITY AND STATE        4.  ZIP CODE

        9125 Rehco Road                                        San Diego, CA             92121
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5.  STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE       6.  CITY                  7.  ZIP CODE
    OFFICE IN ANOTHER STATE

        9125 Rehco Road                                        San Diego                  92121
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8.  COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS
    CERTIFICATE IS EXECUTED.

    THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ______________, 19____ WITH THE

    RECORDER OF ______________________ COUNTY. FILE OR RECORDATION NUMBER _____________________
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9.  NAMES AND ADDRESSES OF ALL GENERAL PARTNERS:  (CONTINUE ON SECOND PAGE, IF NECESSARY)

    NAME:       Petco Animal Supplies, Inc.
    ADDRESS:    9125 Rehco Road
    CITY:       San Diego                           STATE    CA          ZIP CODE       92121
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9A.

    NAME:
    ADDRESS:
    CITY:                                           STATE                ZIP CODE
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9B.

    NAME:
    ADDRESS:
    CITY:                                           STATE                ZIP CODE
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10. NAMES AND ADDRESSES OF AGENT FOR SERVICE OF PROCESS

    NAME:       James M. Myers
    ADDRESS:    9125 Rehco Road
    CITY:       San Diego                           STATE    CA          ZIP CODE       92121
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11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST

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12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO
    THIS CERTIFICATE. THE ACKNOWLEDGMENT OF /1/ GENERAL PARTNERS IS REQUIRED.

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13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON
    SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE.  NUMBER OF PAGES ATTACHED /0/

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14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED
    PARTNERSHIP.  WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

                                                                  15. THIS SPACE FOR FILING OFFICER USE
                                                                      (FILE NUMBER. DATE OF FILING)
     /S/ James M. Myers             11/18/98
    -------------------------------------------
    SIGNATURE OF GENERAL PARTNER     DATE
    Petco Animal Supplies, Inc.
    James M. Myers, Chief Financial Officer


    -------------------------------------------                  -------------------------------------------
    SIGNATURE OF GENERAL PARTNER     DATE                        SIGNATURE OF GENERAL PARTNER       DATE


    -------------------------------------------                  -------------------------------------------
    SIGNATURE OF OTHER THAN GENERAL PARTNER                      TITLE OR DESIGNATION               DATE

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16. RETURN ACKNOWLEDGMENT TO:
NAME           Mr. Chris Allingham
ADDRESS        Latham & Watkins
CITY, STATE    701 "B" Street, Suite 2100
ZIP CODE       San Diego, CA 92101
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    FORMS INC. - P.O. BOX 11096 - LA JOLLA - CA 92038 - U.S. 800-854-1080 - CA 800-542-6232 FORM NO. 9LP1
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                                                  STATE OF CALIFORNIA
                                                   SECRETARY OF STATE
                                                       BILL JONES


                                    AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

                                     A $30.00 FILING FEE MUST ACCOMPANY THIS FORM.
                               IMPORTANT--READ INSTRUCTIONS BEFORE COMPLETING THIS FORM.


                                                                                     This Space for Filing Use Only
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1.  SECRETARY OF STATE FILE NUMBER   2.  NAME OF LIMITED PARTNERSHIP
    9832700028                           Petco Southwest, L.P.
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3.  COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED.  ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
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    A.  LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

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    B.  THE STREET ADDRESS OF THE PRINCIPAL OFFICE
        ADDRESS
        CITY                                          STATE                               ZIP CODE
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    C.  THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
        ADDRESS
        CITY                                          STATE  CA                           ZIP CODE
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    D.  THE ADDRESS OF GENERAL PARTNER(S)
        NAME
        ADDRESS
        CITY                                          STATE                               ZIP CODE
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    E.  NAME CHANGE OF A GENERAL PARTNER     FROM:                               TO:

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    F.  GENERAL PARTNER(S) CESSATION

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    G.  GENERAL PARTNER ADDED
        NAME
        ADDRESS
        CITY                                          STATE                               ZIP CODE
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    H.  THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
        NAME
        ADDRESS
        CITY                                          STATE                               ZIP CODE
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    I.  THE NAME OF THE AGENT FOR SERVICE OF PROCESS
        Corporation Service Company which will do business in California as CSC Lawyers Incorporating Service
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    J.  IF AN INDIVIDUAL, CALIFORNIA STREET ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
        NAME
        ADDRESS
        CITY                                          STATE  CA                           ZIP CODE
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    K.  NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER,
        DISSOLUTION, CONTINUATION AND CANCELLATION.
                                                      /  /
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    L.  OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

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4.  TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

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5.  I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT
    I AM THE NAMED PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.


   /S/ James M. Myers  Chief Financial Officer                          James M. Myers            JAN 1, 1999
   -------------------------------------------                          -------------------  ----------------
   SIGNATURE                 POSITION OR TITLE                          PRINT NAME                       DATE
                      Petco Animal Supplies, Inc. - a Delaware corporation (CA SOS # 1684864)
                      General Partner
   -------------------------------------------                          -------------------  ----------------
   SIGNATURE                 POSITION OR TITLE                          PRINT NAME                       DATE

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  SEC/STATE (REV. 7/98)                                                          FORM LP-2-FILING FEE $30.00
                                                                                 Approved by Secretary of State
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